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                                 ARTHUR ANDERSEN LLP



                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION OF OUR REPORT DATED SEPTEMBER 6, 1996 (EXCEPT WITH RESPECT TO THE MATTER DISCUSSED IN NOTES 4 AND 11 AS TO WHICH THE DATE IS OCTOBER 5, 1996), INCLUDED IN THIS FORM 10-K INTO ECOSCIENCE CORPORATION'S PREVIOUSLY FILED REGISTRATION STATEMENTS FILE NOS. 33-55206, 33-83184 AND 33-31144.



                                                             ARTHUR ANDERSEN LLP

ROSELAND, NEW JERSEY
OCTOBER 14, 1996